We are advancing security and well-being every day. May 2007

Safe Harbor
About Federal Signal
2006 Revenues and Orders
Product Leadership Drives Our Business
Our Global Presence and Expertise
Foundation for a New Vision
OUR VISION
Municipality of the Future
Federal Signal
Repositioning Underway
Growth and Enabling Strategies
Growth Strategy Metrics
Enabling Strategy Metrics
2007 Priorities
Safety and Security Systems Group
Fire Rescue Group
Environmental Solutions Group
Tool Group

This presentation contains various forward-looking statements as of the date hereof and the Company undertakes no obligation to update these statements regardless of new developments or otherwise. Statements in this presentation that are not historical are forward-looking statements. These risks and uncertainties, some of which are beyond the company's control, include the cyclical nature of the company's industrial and municipal markets, technological advances by competitors, the Company's ability to improve its operating performance, risks associated with the execution of new product introduction, increased warranty and product liability expenses, risks associated with supplier, dealer and other partner alliances, changes in cost competitiveness including those resulting from foreign currency movements, disruptions in the supply of parts or components from sole source suppliers and subcontractors, retention of key employees and general changes in the competitive environment. May 15, 2007 Safe Harbor

About Federal Signal Key Statistics 5,500 employees $1.2 billion in revenue Trades on NYSE as FSS Key Competitive Advantages Product leadership and brand recognition Broadest array of municipal solutions Diversity of markets and customer base

Segment Revenues $1.2 billion Customer Orders $1.2 billion 2006 Revenues and Orders Environmental Solutions 33% Fire Rescue 32% Tool 10% Safety & Security Systems 25% U.S. Municipal 39% U.S. Industrial/ Commercial 25% Non-U.S. 36%

Product Leadership Drives Our Business 100+ year history of product leadership #1 or #2 in most markets Mission-critical products Trusted brands - proven performance FS Codespear interoperable communications platforms FS Legend Lightbar FS E-ONE Typhoon FS Vactor HXX Vacuum Excavator

Our Global Presence and Expertise Our worldwide capability in security is unmatched. Interoperable industry platform Detroit, Mich. Tsunami warning systems Pudang, Indonesia Parking systems Beijing, China Glycol recovery vehicles St. John's, Newfoundland Industrial security systems Qatar Bronto aerial devices Moscow, Russia Command and control vehicle Chicago, Ill.

PROTECT Foundation for a New Vision

Federal Signal ... the leader in advancing security and well-being for communities and workplaces around the world.

Municipality of the Future



Broadband Wireless Network
EOC Dash Board
Radio
TV
Cable
Satellite
Internet
Intranet
Internet Warning Profiler
Warning
Toxic Plume
Toxic Plume
City Garage
Meteoro-
logical
Smoke
Heat
Rate of Rise
Fire
Water
Security
Alarm
Voice
SelecTone Command
Fire Truck
Alarm
Monitoring
Traffic
Light
VZV
Smoke Detector
w/ WiFi
Police
Vactor
IL 129 5678
License Plate
Recognition
INDUSTRIAL PROPERTIES
Child
Tracking
Elder
Monitoring
Parking Gate
Walking Path
Emergency Station
Water Meter
Reader
School
House
Outdoor Warning
City
Name
SCADA
Personal Warning
Cell
PDA
Pager
Community Video
Surveillance
Municipality
Residence
Industry/B
usiness
Vehicular
Personnel/C
itizen

FEDERAL SIGNAL | Advancing security and well-being.

Federal Signal Smart Security Solutions Sense Analyze Command & Control Algorithms & Software Sensors CBNRE Magnetic Field Video/Thermal Climatic Algorithms & Software Prevent, Warn, Respond Recover, Maintain Traditional Federal Signal Products New Federal Signal Solutions

Repositioning Underway Research indicates non- military security market growing at 8% per year worldwide Renamed some businesses to align with customer needs More sales will be into the public safety and security space Enhancing our customer- facing marketing efforts Expecting higher organic growth rates

Growth and Enabling Strategies

Growth Strategy Metrics 2005 2006 2007 Long-term Organic Growth in Orders 2% 12% 8-10% 6-8% Sales % outside U.S. 32% 35% 40% 50% Sales from New Products 9% 12% 15% 30% Target

Enabling Strategy Metrics 2005 2006 2007 Long-term Operating Margin 5.1%* 5.8% 6-7% 10% Operating Working Capital 20% 20% <20% 15% Economic Value ($21 mm) ($12 mm) >$0 15% ROIC Target *Excluding 0.6% impact of product-line divestitures

2007 Priorities Continue expansion in China Launch initial operations in Eastern Europe Expand comprehensive security solution offerings Integrate one or two technology acquisitions Recover N.A. fire apparatus market share Expand capacity at Vactor/Guzzler and Bronto Increase credit facility to $250 million Achieve 30% growth in EPS

Safety and Security Systems Group





	Mobile Vehicular Systems	Industrial Communications, Safety and Security	Public Safety and Transportation Systems
Products	Lightbars, beacons, sirens and speakers	Beacons, horns, interoperable communications systems, mining and marine hazardous area lighting	Gates, ticket dispensers, cash registers, card readers, software, all-hazard warning systems, interoperable communications systems
Customers	Police and fire departments, ambulance services, DOTs, utilities, tow truck operators	Industrial plants, petrochemical plants, ship/rig builders, coal mines, municipalities, nuclear plants, military bases	Parking operators, airports, municipalities, shopping centers, universities, hospitals, hotels, nuclear plants, military bases
Channels	Police and truck equipment distributors, catalog houses, installers, OEMs, direct	Electrical wholesalers, catalog houses, OEMs, direct	Parking equipment distributors, direct
Competitors	Whelen, Code 3, Ecco	Edwards/GE, Gaitronics/Hubbell, Crouse-Hinds/Cooper, Whelen	Amano, Ascom, Scheidt & Bachman, SkiData, Whelen, MadahCom

FEDERAL SIGNAL | Advancing security and well-being.

1st Qtr 2004 247 13.5 2005 277 13.9 2006 305 13.5 1Q06 68 10.9 1Q07 79 12 Safety and Security Systems Group Overview/Outlook Orders rose 18% in 2006 and 24% in 1Q07 Robust demand for police products and electrical products for arduous environments Customers seeking integrated systems for mission-critical situations Integration of FS Codespear Increasing R&D investment Sales ($M) Operating Margin (%) Sales vs. Operating Margin $ % * Excluding gain on product-line sale

Fire Rescue Group






	Rescue and Homeland Security	Pumper and Tanker	ARFF Apparatus	Aerial Fire Apparatus
Products	Custom and commercial rescues for command/ operation centers, bomb trucks, HazMat	Custom and commercial pumpers and tankers for municipal and industrial markets	Apparatus designed for rapid attack and intervention for aircraft or airfield events	Aerial waterway, ladders, traditional and articulated devices
Customers	Cities, Counties, States, Federal Government	Cities, Counties, States, Refineries	Airports and Military Airbases	Cities, Counties, States, Refineries
Channels	Dealer Network	Dealer Network and Direct Sales	Direct Sales	Dealer Network
Competitors	Pierce / LDV, SVI, ALF	Pierce, Rosenbauer, ALF	Oshkosh, Rosenbauer	ALF, Pierce, KME Rosenbauer

FEDERAL SIGNAL | *Advancing security and well-being.*

Fire Rescue Group Overview/Outlook Robust demand for Brontos Enhanced Ez-ONE unveiled Four innovative new trucks launched in April Focused on profitable growth and improved market coverage Sales vs. Operating Margin Sales ($M) Operating Margin (%) 1st Qtr 2004 361 -6.6 2005 371 0.6 2006 385 1.8 1Q06 76 -4 1Q07 70 -3.2 $ % (4%) (3.2%) 1.8%

Environmental Solutions Group






	Sweepers	Vacuum Trucks — Municipal	Vacuum Trucks — Industrial	Water Blasters
Products	Street, parking lot and industrial sweepers	Sewer and catch basin cleaners, glycol recovery vehicles, hydro excavating vehicles	Vacuum loaders that clean up industrial waste or recover and recycle valuable raw materials	Water blasters that clean and prepare industrial surfaces
Customers	Contractors, cities, counties, states, airports	Contractors, cities, counties, states, airports	Industrial contractors, plants and rental houses	Industrial contractors, plants and rental houses
Channels	Dealers, direct	Dealers	Direct	Direct, distributors
Competitors	Schwarze, Tymco, Allianz	VacCon, Super Products, Clean Earth, Aquatech	Super Products, GapVax, VacCon, Clean Earth	NLB, Gardner Denver, Woma, Hammelman

FEDERAL SIGNAL | Advancing security and well-being.

Environmental Solutions Group Overview/outlook: Orders rose 21% in 2006 and were flat in 1Q07 Strong growth in vacuum trucks and street sweepers Introducing innovative new products Increased demand from industrial and rental fleets Primary growth focus: globalization Significant investments underway - R&D, systems, China JV plant Sales ($M) Operating Margin (%) Sales vs. Operating Margin 1st Qtr 2004 295 8.6 2005 348 8.3 2006 399 9.3 1Q06 98 8 1Q07 114 8.9 $ % 8.9%

Tool Group Die & Mold Tooling Products Punches, pins, components, retainers, matrices, mold bases Customers Automotive OEMs, injection molders, diecasters Channels Industrial distributors, direct Competitors OME, Progressive, Misumi, Husky, Anchor Danly

Tool Group Overview/outlook: Cutting tool businesses divested Increased international volume Declining automotive market Operational issues stabilized Operating Margin (%) Sales vs. Operating Margin 1st Qtr 2004 122 8.1 2005 124 9.1 2006 123 6.7 1Q06 33 5 1Q07 31 6.9 $ %

Vision Federal Signal ... the leader in advancing security and well-being for communities and workplaces around the world.